Exhibit 99.2

FINAL VERSION

AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT

Dated as of August 8, 2016

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

SunTrust Robinson Humphrey, Inc.

3333 Peachtree Road, NE

11th Floor

Atlanta, Georgia 30326

Ladies and Gentlemen:

Reference is hereby made to the Equity Distribution Agreement dated February 19, 2015 (the “Distribution Agreement”), among Piedmont Office Realty Trust, Inc., a Maryland corporation (the “Company”), Piedmont Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc., as sales agents (each, a “Manager” and, collectively, the “Managers”), which shall be amended as set forth in this Amendment to Equity Distribution Agreement (this “Amendment” and, as amended, this “Agreement”). Capitalized terms used herein and not defined have the respective meanings set forth in the Distribution Agreement.

The Distribution Agreement contemplates the offering and sale of Shares pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-189102). The Company has filed with the Commission (i) an automatic shelf registration statement on Form S-3 (File No. 333-212973) relating to, among other things, the Company’s Common Stock (which new registration statement became effective upon the filing thereof with the Commission on the date hereof) and (ii) a prospectus supplement dated August 8, 2016 relating to the Shares and an accompanying prospectus dated August 8, 2016.

The parties hereto hereby agree that, from and after the date hereof:

1.	The second paragraph of the introduction of the Distribution Agreement shall be replaced in its entirety with the following:

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-212973), including a prospectus, on Form S-3, relating to the securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto (other than a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares) as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”. “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Managers in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(a) below), if any. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto or otherwise approved in writing by the Managers in accordance with Section 6(a), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

2.	Section 1(ff) of the Distribution Agreement shall be replaced in its entirety with the following:

Accounting Controls. Each of the Transaction Entities maintains (i) effective internal controls over financial reporting as defined in Rule 15d-15 under the Exchange Act and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the U.S. and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (5) interactive data in eXtensible Business Reporting Language (“XBRL Data”) included or incorporated by reference in each of the Registration Statement and the General Disclosure Package and the Prospectus is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, since the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 or any subsequent filing with the Commission, there has been (A) no material weakness in the Transaction Entities’ internal control over financial reporting (whether or not remediated) and (B) no change in the Transaction Entities’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of either of the Transaction Entities.

3.	The following shall be added as a new Section 1(gg) of the Distribution Agreement, and the existing Section 1(gg) of the Distribution Agreement and all subsequent subsections of Section 1 of the Distribution Agreement shall be renumbered accordingly:

XBRL Data. The Registration Statement and the documents incorporated by reference therein include and incorporate by reference all XBRL Data required to be included therein; and the XBRL Data included or incorporated by reference in the Registration Statement or the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

4.	Section 1(hh) of the Distribution Agreement shall be replaced in its entirety with the following:

No Unlawful Payments. Neither the Company, the Operating Partnership or any of the Subsidiaries nor any director or officer of the Company, the Operating Partnership or any of the Subsidiaries nor, to the knowledge of the Transaction Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Neither the Company, the Operating Partnership or any of the Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws. The Company, the Operating Partnership and the Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws.

5.	Section 1(ii) of the Distribution Agreement shall be replaced in its entirety with the following:

Compliance with Money Laundering Laws. The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company, the Operating Partnership or any of the Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency within such jurisdictions (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, Operating Partnership or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Transaction Entities, threatened.

6.	Section 1(jj) of the Distribution Agreement shall be replaced in its entirety with the following:

No Conflicts with Sanctions Laws. Neither the Company, the Operating Partnership or any of the Subsidiaries, nor any director or officer of the Company, the Operating Partnership or any of the Subsidiaries nor, to the knowledge of the Transaction Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, the Operating Partnership or any of the Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company, the Operating Partnership and the Subsidiaries will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the offering of the Shares hereunder, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company, the Operating Partnership and any Subsidiary has not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with (i) any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or (ii) any Sanctioned Country.

7.	Section 3(b) of the Distribution Agreement shall be replaced in its entirety as follows:

(b)(i) The Company shall pay for all fees and disbursements of one counsel for the Managers incurred in connection with this Agreement and the transactions contemplated thereby, whether or not the transactions contemplated thereby are consummated or this Agreement is terminated (collectively, the “Expenses”). Such Expenses shall be billed by the counsel for the Managers to the Company upon execution of this Amendment and thereafter on a quarterly basis and paid promptly.

(ii) On the earlier of (A) the date which is eighteen months after the date of this Amendment, (B) the 30th day after all of the Shares have been sold pursuant to this Agreement, or (C) the date this Agreement has been terminated, each of the Managers shall reimburse the Company its pro rata share of the Expenses, based on the gross sales of each of the Managers, which amount shall decrease on a straight-line basis from 100% of the Expenses if all of the Shares have been sold pursuant to this Agreement, to 0% of the Expenses if no Shares have been sold pursuant to this Agreement.

(iii) In the event that all of the Shares are not sold on or prior to the date which is eighteen months after the date of this Amendment, then prior to the incurrence of any additional Expenses thereafter but after payment by the Company of Expenses pursuant to clause (i) above and reimbursement of Expenses, if any, by the Managers, pursuant to clause (ii) above, the Company and the Managers agree to negotiate in good faith an arrangement for the reimbursement of any additional Expenses incurred after the date which is eighteen months after the date of this Amendment.

8.	Section 6(h) of the Distribution Agreement shall be replaced in its entirety as follows:

The Company shall pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, including without limitation such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, the Prospectus, each Prospectus Supplement, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Managers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Managers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of U.S. or other foreign counsel for the Managers) and the printing and furnishing of copies of any blue sky surveys, (v) the listing of the Shares on the NYSE and any other securities exchange and any registration thereof under the Exchange Act, (vi) any filing with, and any review of the public offering of the Shares by, FINRA, including the reasonable legal fees and other reasonable disbursements of counsel for the Managers relating to FINRA matters and (vii) the reasonable fees and disbursements of the Company’s and Managers’ counsel and of the Company’s accountants as further described in Section 3(b) above. Except as set forth in Section 3(b) above, the Managers will pay all of its other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

9.	Section 15 of the Distribution Agreement shall be replaced in its entirety as follows:

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Managers shall be given to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (Attn: Adam Rosenbluth and Brett Chalmers); to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, 8th Floor, New York, New York 10036, Attention: Thomas J. Opladen, Jr. (facsimile: (415) 835-2514), with a copy to Attention: David Moran (facsimile: (415) 835-2514); to Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036 (Attn: Equity Syndicate Desk, with copy to the Legal Department); to SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, 11th Floor, Atlanta, Georgia 30326, Attention: Equity Syndicate Department (facsimile: (404) 926-5995); Notices to the Transaction Entities shall be given to them at Piedmont Office Realty Trust, Inc., 11695 Johns Creek Parkway, Suite 350, Johns Creek, Georgia 30097, Attention: Donald A. Miller, with a copy to King & Spalding LLP, 1180 Peachtree Street, NE, Atlanta, Georgia 30309, Attention: Keith Townsend, (facsimile: (404) 572-5133).

The parties hereto hereby further agree that the Distribution Agreement, as amended hereby, shall remain in full force and effect.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

[signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Partnership a counterpart hereof, whereupon this agreement, along with all counterparts, will become a binding agreement between the Managers, the Company and the Operating Partnership in accordance with its terms.

Very truly yours,

PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Robert E. Bowers
Name: Robert E. Bowers
Title: Chief Financial Officer and
Executive Vice President

PIEDMONT OPERATING PARTNERSHIP, LP

By:	/s/ Robert E. Bowers
Name: Robert E. Bowers
Title: Chief Financial Officer and
Executive Vice President

[Signature Page to Amendment to Distribution Agreement]

Accepted:

J.P. MORGAN SECURITIES LLC

By:	/s/ Adam S. Rosenbluth
Name: Adam S. Rosenbluth
Title: Executive Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Chris Djoganopoulos
Name: Chris Djoganopoulos
Title: Managing Director, Investment Banking

MORGAN STANLEY & CO. LLC

By:	/s/ Mike Connor
Name: Mike Connor
Title: Vice President

SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Jonathan C. Biele
Name: Jonathan C. Biele
Title: Managing Director

[Signature Page to Amendment to Distribution Agreement]